                                                                     Exhibit 4.2

                          SECOND SUPPLEMENTAL INDENTURE

         THIS SECOND SUPPLEMENTAL INDENTURE, dated as of October 1, 2002 (this "Second Supplemental Indenture"), is by and between NUCOR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), and THE BANK OF NEW YORK, a New York banking corporation authorized to accept and execute trusts, as trustee (the "Trustee").

                                   WITNESSETH

         WHEREAS, the Company deems it advisable and in its best interests to issue and sell $350,000,000 in aggregate principal amount of its Notes due 2012 (the "Notes") at an initial offering price to investors of 99.945% of such aggregate principal amount; the 4.875% Notes due 2012 issued pursuant to that certain Purchase Agreement dated as of September 26, 2002 by and among the Company and Banc of America Securities LLC and Wachovia Securities, Inc., as representatives of the initial purchasers (the "Initial Purchasers") listed therein are entitled "4.875% Notes due 2012, Series A";

         WHEREAS, pursuant to the Indenture dated as of January 12, 1999 between the Company and the Trustee (the "Original Indenture"), the Company may from time to time issue and sell Debt Securities in one or more series, bearing such rates of interest, if any, maturing at such time or times and having such other provisions as shall be fixed as hereinafter provided;

         WHEREAS, the Company has duly authorized the execution and delivery of an indenture in the form of this Second Supplemental Indenture, and all things necessary to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed;

         NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH that in consideration of the promises and of the acceptance and purchase of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the benefit of all the present and future holders of the Securities (as defined herein), as follows:

         Section 1. Definitions. Terms used in this Second Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Original Indenture. As used in this Second Supplemental Indenture, unless a different meaning clearly appears from the context, the following terms shall have the meanings indicated below:

                  Adjusted Treasury Rate means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

                  Accredited Investor has the meaning given to that term in Rule 501 under the Securities Act.

                  Business Day means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in The City of New York (or other city in which the corporate trust office of the Trustee is located) are authorized by law, regulation or executive order to close.

                  Comparable Treasury Issue means, the United States Treasury security selected by Wachovia Securities, Inc. and its successors, or, if such firm is unwilling or unable to select the applicable Comparable Treasury Issue, another Reference Treasury Dealer, as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

                  Comparable Treasury Price means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for that redemption date.

                  Exchange Notes means the 4.875% Notes due 2012, Series B that may be issued in exchange for the Notes pursuant to that certain Exchange and Registration Rights Agreement dated as of the date hereof by and among the Company and Banc of America Securities LLC and Wachovia Securities, Inc., as representatives of the Initial Purchasers, which Exchange Notes are entitled "4.875% Notes due 2012, Series B".

                  Exchange Global Notes means one or more permanent Global Debt Securities in registered form representing the aggregate principal amount of Exchange Notes exchanged for Notes.

                  Exchange Registration Statement means a registration statement on the appropriate form filed by the Company that permits, when declared effective by the SEC, the exchange of the Notes for the Exchange Notes.

                  Reference Treasury Dealer means each of Banc of America Securities LLC and Wachovia Securities, Inc., and their respective successors, and two other primary U.S. government securities dealers in New York City selected by Wachovia Securities, Inc. (each, a "Primary Treasury Dealer"); provided however, that if any of the foregoing shall cease to be a Primary Treasury Dealer or is no longer quoting prices for United States Treasury securities, the Company will substitute another Primary Treasury Dealer.

                  Reference Treasury Dealer Quotations means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference

         Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding the redemption date.

                  Registered Exchange Offer means the offer which may be made by the Company pursuant to a registration agreement to exchange Notes for Exchange Notes.

                  Registration Agreement means the Exchange and Registration Rights Agreement, dated October 1, 2002, between the Company and Banc of America Securities LLC, Wachovia Securities, Inc. and the other Initial Purchasers.

                  SEC means the United States Securities and Exchange
         Commission.

                  Second Supplemental Indenture means this Second Supplemental Indenture between the Company and the Trustee, as amended and supplemented from time to time.

                  Securities means the Notes and the Exchange Notes collectively.

                  Securities Act means the Securities Act of 1933, as amended.

         Section 2.   Form, Denomination and Registration of the Notes.

         The Company will issue the Notes only in registered form, without interest coupons. The Notes initially will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Notes in certificated form acquired by institutional Accredited Investors are required to be a minimum of $100,000 in aggregate principal amount of Notes acquired.

         The Rule 144A Global Notes and the Regulation S Global Notes (each as defined below) and the Trustee's certificate of authentication thereon shall be in the form set forth in Exhibit A hereto. The Exchange Notes and the Trustee's certificate of authentication thereon shall be issued as Exchange Global Notes in the form set forth in Exhibit B hereto. Each of the Rule 144A Global Notes, the Regulation S Global Notes and the Exchange Global Notes shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and by the Original Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, DTC, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Each Global Note (as defined below) and each Exchange Global Note shall represent such of the outstanding Notes and Exchange Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes and Exchange Notes from time to time endorsed thereon. Any portion of the text of any Note or Exchange Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note or Exchange Note.

         Notes initially sold to qualified institutional buyers within the United States and to subsequent transferees, directly or indirectly, of such Notes, including institutional Accredited Investors, will be in book-entry form represented by one or more global notes in registered form without interest coupons (the "Rule 144A Global Notes"), which will be deposited with the Trustee, as custodian for The Depository Trust Company ("DTC"), and registered in the name of DTC or its nominee. DTC shall be the Depositary (as defined in the Original Indenture) with respect to the Notes. Notes initially sold to non-U.S. persons outside the United States in reliance on Regulation S will be represented by one or more global notes in registered form without interest coupons (the "Regulation S Global Notes", which include the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes (each as defined below)). The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as the "Global Notes".

         The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         The Regulation S Global Notes initially will be represented by one or more temporary global notes (the "Regulation S Temporary Global Notes") in fully registered form, without interest coupons. The Regulation S Temporary Global Notes will be deposited with the Trustee, as custodian for DTC, and registered in the name of a nominee of DTC for credit to any DTC participants holding directly or indirectly for non-U.S. person beneficial owners through the respective accounts of the Initial Purchasers (or to other accounts as they may direct) at Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), or Clearstream Banking, societe anonyme ("Clearstream"), which in turn have accounts with direct participants of DTC.

         The Regulation S Temporary Global Notes will be exchangeable for permanent Regulation S Global Notes (the "Regulation S Permanent Global Notes") after the expiration of the period commencing on the latest of the date of the offering and the original issue date of the Notes and ending on the 40th day thereafter (that period through and including the 40th day is referred to as the "Restricted Period"). Prior to the end of the Restricted Period, a beneficial interest in a Regulation S Temporary Global Note may be transferred to a person who takes delivery in the form of an interest in a Rule 144A Global Note only upon receipt by the Trustee of a written certification from the transferor to the effect that such transfer is being made to a person whom the transferor reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A under the Securities Act of 1933. Beneficial interests in a Rule 144A Global Note may be transferred to a person who takes delivery in the form of an interest in a Regulation S Global Note whether before, on or after the end of the Restricted Period, only upon receipt by the Trustee of a written certification from the transferor to the effect that the transfer is being made in accordance with Regulation S, provided that if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

         Exchange Notes exchanged for Notes, issued initially in the form of one or more Exchange Global Notes, shall be deposited upon issuance with the Trustee, as custodian for DTC, registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Exchange Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Global Notes may be exchanged for definitive Notes in registered, certificated form without interest coupons only in accordance with the provisions of the Original Indenture. All Notes in registered, certificated form shall bear and be subject to the applicable restrictive legend set forth on Exhibit A to this Second Supplemental Indenture unless the Company determines otherwise in accordance with applicable law.

         Section 3. Issue, Execution and Authentication.

         (a) The aggregate principal amount of the Notes to be issued by the Company and authenticated and delivered under this Second Supplemental Indenture is $350,000,000 (subject to increases or decreases from time to time by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, pursuant to instructions from the Company, in accordance with the Original Indenture or pursuant to the Registered Exchange Offer). Notwithstanding the foregoing, the Company may reopen this series of Notes and issue additional notes by Board Resolution without the consent of or notification to any Holder, and any such additional notes will have the same ranking, interest rate, maturity date, redemption rights and other terms as the Notes. Any such additional notes, together with the Notes, will be consolidated with and constitute a single series of Debt Securities under the Original Indenture.

         (b) Subject to subsection (a) above and in accordance with the applicable provisions of the Original Indenture, the Trustee shall authenticate and deliver: (1) Notes for original issue in an aggregate principal amount of $350,000,000, and (2) Exchange Notes for issue only in a Registered Exchange Offer pursuant to the Registration Agreement, for a like principal amount of Notes to be exchanged pursuant to the Registered Exchange Offer.

         Section 4. Principal and Interest Payments; Maturity Date. (a) The Notes shall bear interest initially at the rate of 4.875% per annum, computed based on a 360-day year consisting of twelve 30-day months, from the date of issuance and Exchange Notes shall bear interest from the last interest payment date through which interest has been paid, prior to issuance of the Exchange Notes, on the Notes in exchange for which the Exchange Notes are issued. Interest on the Notes will accrue from the date of issuance and will be payable semi-annually in arrears on April 1 and October 1 of each year, commencing April 1, 2003, to the registered holders of the Notes on the preceding March 15 and September 15, respectively. The principal amount of the Notes, together with all accrued, but unpaid interest shall be due and payable in full without further notice or demand on October 1, 2012 (the "Maturity Date").

         (b) Payments in respect of the Notes, subject to DTC's customary procedures, represented by Global Notes (including principal, premium, if any, and interest on the Notes) will be made by wire transfer of immediately available same day funds to the accounts specified by the holder of interests in that Global Note. With respect to Notes in registered, certificated form, the Company will make all payments of principal, premium, if any, and interest by wire transfer of immediately available same day funds to the accounts specified by the holders thereof or, if no account is specified, by mailing a check to each such holder's registered address.

         (c) If any interest payment date, stated maturity date or earlier redemption date falls on a day other than a Business Day, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding Business Day, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be. The Notes will not have the benefit of a sinking fund.

         Section 5. Optional Redemption. (a) The Notes will be redeemable, in whole or in part at any time and from time to time, at the Company's option, at a redemption price equal to the greater of:

         .      100% of the principal amount of the Notes to be redeemed; or

         . the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including the portion of any payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding the redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

         Section 6. Exchange of Notes For Exchange Notes. Exchanges of Notes for Exchange Notes shall be made in accordance with the provisions of Section
2.05 of the Original Indenture, as revised in this Supplemental Indenture and in connection with the Registered Exchange Offer; provided that no such exchange for Exchange Notes shall occur until an Exchange Registration Statement shall have been declared effective by the SEC and the Trustee shall have received an Officers' Certificate confirming that the Exchange Registration Statement has been declared effective by the SEC.

         Section 7. Notes Deemed a Single Series. The Notes and the Exchange Notes shall be considered collectively to be a single series of Debt Securities for all purposes under the Original Indenture and this Supplemental Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

         Section 8. Exchange of Global Notes for other Global Notes. For purposes of this Second Supplemental Indenture, Section 2.05 of the Original Indenture shall be revised in part as follows:

         (a) Subject to the operations and procedures of DTC, Euroclear and Clearstream in effect from time to time, transfers of the Notes and the Exchange Notes shall be effected in accordance with the following provisions.

         (b) In connection with transfers involving an exchange of a beneficial interest in a Regulation S Global Note for a beneficial interest in a Rule 144A Global Note, or vice versa, appropriate adjustments will be made to reflect a decrease in the principal amount of the one Global Note and a corresponding increase in the principal amount of the other Global Note, as applicable. Any beneficial interest in the one Global Note that is transferred to a person who takes delivery in the form of the other Global Note will, upon transfer, cease to be an interest in the first Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in that other Global Note for as long as it remains an interest.

         Section 9. Transfer of Notes. By its acceptance of the Notes, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Original Indenture, this Second Supplemental Indenture and in the legend affixed on such Note and agrees that it will transfer such Note only as provided in this Second Supplemental Indenture and in such Note. The Company and the Trustee shall be entitled to obtain and conclusively rely upon, in connection with any transfer of a Note other than a transaction meeting the requirements of Rule 144A, an opinion of counsel opining as to matters such as whether such Note is being transferred pursuant to an exemption from registration under the Securities Act and has any restrictions on resale, and regarding the status of the transferee, including without limitation, whether the transferee is an institutional Accredited Investor or a "U.S. Person" within the meaning of Regulation S.

         Section 10. Miscellaneous. The provisions of this Second Supplemental Indenture are intended to supplement those of the Original Indenture as in effect immediately prior to the execution and delivery hereof. The Original Indenture shall remain in full force and effect except to the extent that the provisions of the Original Indenture are expressly modified by the terms of this Second Supplemental Indenture.

         Section 11. Governing Law. This Second Supplemental Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

         Section 12. Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes other than with respect to the Trustee's authentication and execution. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

         Section 13. Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; and all such counterparts shall together constitute but one and the same instrument.


                       [signatures on the following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered, all as of the day and year above written.

                                      NUCOR CORPORATION


                                      By:___________________________________
                                         Chief Financial Officer, Treasurer and
                                         Executive Vice President

Attest:


By: ______________________
       Secretary


                                      THE BANK OF NEW YORK, as Trustee


                                      By: __________________________________
                                          Name:
                                          Title:

                                                                       Exhibit A

          FORM OF RULE 144A GLOBAL NOTES AND REGULATION S GLOBAL NOTES

                                 [FACE OF NOTES]

Legend to be included in all Global Notes:

         THIS SECURITY IS A GLOBAL DEBT SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE (AS DEFINED BELOW), AND NO TRANSFER OF THIS NOTE (OTHER THAN AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE) MAY BE REGISTERED EXCEPT IN SUCH SPECIFIED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Additional legend to be included in Rule 144A Global Notes and Regulation S Global Notes:

         THE NOTES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A

         QUALIFIED INSTITUTIONAL BUYER WHOM THE SELLER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR PURCHASING NOTES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, THAT PRIOR TO SUCH TRANSFER, WILL DELIVER A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), AND THAT IS NOT ACQUIRING THE NOTES WITH A VIEW TO ANY RESALE OR DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (5) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT, (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (7) TO THE ISSUER, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THE NOTES MAY NOT BE SOLD OR TRANSFERRED TO, AND EACH PURCHASER, BY ITS PURCHASE OF THE NOTES, WILL BE DEEMED TO HAVE REPRESENTED AND COVENANTED THAT IT IS NOT ACQUIRING THE NOTES FOR OR ON BEHALF OF, AND WILL NOT TRANSFER THE NOTES TO, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, EXCEPT THAT SUCH PURCHASE AND HOLDING OF NOTES FOR OR ON BEHALF OF A PENSION OR WELFARE PLAN SHALL BE PERMITTED TO THE EXTENT THAT PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 84-14, PTCE 96-23 OR SOME OTHER STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PURCHASER. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

Additional legend to be included in Regulation S Temporary Global Notes:

         PRIOR TO THE EXPIRATION OF THE "40 DAY DISTRIBUTION COMPLIANCE PERIOD" (AS DEFINED IN REGULATION S), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE OR OTHERWISE IN ACCORDANCE WITH REGULATION S.

Paragraph to be included in Regulation S Temporary Global Notes:

     This Note is a Regulation S Temporary Global Note that will be exchangeable for a permanent Regulation S Global Notes after the expiration of the period commencing on the latest of the date of this offering and the original issue date of the notes and ending on the 40th day thereafter (that period through and including the 40th day is referred to as the "Restricted Period"). During the Restricted Period, a beneficial interest in this Regulation S Temporary Note may be held only through Euroclear Bank S.A./N.V., as operator of the Euroclear System, or Clearstream Banking, societe anonyme, which in turn have accounts with DTC.

                                Nucor Corporation

                         4.875% Notes due 2012, Series A

N-1                                                        CUSIP [670346AC9/1//
                                                                  U66980AB6/2/]

                                                           $______________/3/

     Issue Date: _____________

     NUCOR CORPORATION, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of ___________________________ ($_______________) on October 1,
2012. The 4.875% Notes due 2012, Series A are herein referred to as the "Notes".

     Interest Payment Dates: April 1 and October 1, commencing April 1, 2003.

     Record Dates: March 15 and September 15.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

-------------------
/1/  To be included in Rule 144A Global Notes.

/2/  To be included in Regulation S Global Notes.

/3/ The aggregate principal amount of the Rule 144A Global Notes and Regulation S Global Notes shall total $350,000,000. The aggregate principal amount of the initial Rule 144A Global Note shall be $349,000,000 and the aggregate principal amount of the initial Regulation S Temporary Global Note shall be $1,000,000.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


     Date:________________________      NUCOR CORPORATION,
                                        as Issuer


                                        ________________________________________
                                        Terry S. Lisenby
                                        Chief Financial Officer, Treasurer and
                                        Executive Vice President


                (Form of Trustee's Certificate of Authentication)


     This 4.875% Notes due 2012, Series A is one of the series of Debt Securities referred to in the within-mentioned Indenture.


     Date:________________________      THE BANK OF NEW YORK,
                                        as Trustee


                                        By______________________________________
                                            Authorized Signatory

                             [REVERSE SIDE OF NOTE]


                                NUCOR CORPORATION

                         4.875% Notes due 2012, Series A

     (1) Principal and Interest. The Company will pay the principal of this Note on October 1, 2012.

     The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date indicated on the face of this Note (each an "Interest Payment Date"), as set forth below, at the rate per annum shown above.

     Interest will be payable semiannually in arrears on each Interest Payment Date, commencing April 1, 2003.

     Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 1, 2002; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a regular Record Date as indicated on the face of this Note (each a "Record Date") referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

     The Company shall pay the Special Interest ("Special Interest"), if any, payable pursuant to Section 2 of that certain Exchange and Registration Rights Agreement dated October 1, 2002 between the Company and the initial purchasers named therein.

     The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest (including Special Interest), to the extent lawful, upon demand of the Trustee at the rate borne by the Notes.

     (2) Method of Payment. The Company will pay interest and Special Interest (except as provided pursuant to Article Seven of the Indenture with respect to defaulted interest and interest such as Special Interest) on the principal amount of the Notes as provided above on each April 1 and October 1 to the Persons who are Holders (as reflected in the Debt Security register at the close of business on the March 15 and September 15 next preceding the applicable Interest Payment Date), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date. On and after the redemption or repurchase of any of the Notes by the Company, interest and Special Interest, if any, shall cease to accrue on the Notes, or portion thereof, subject to redemption or repurchase. With respect to the payment of principal, the Company will make payment to the

Holder that surrenders this Note to a Paying Agent with respect to the Notes (a "Paying Agent") on or after October 1, 2012.

     Principal of and premium, if any, and interest on the Notes initially will be payable, subject with respect to Global Notes to compliance with DTC's customary procedures, by wire transfer of immediately available funds to the accounts specified by the registered Holder of the Notes or, if no account is specified, by mailing a check to each such Holder's registered address. The Notes will be exchangeable and transfers of the Notes will be registrable, subject to the limitations provided in the Indenture (as defined below), at the principal corporate trust office of the Trustee (as defined below) in New York, New York.

     If any Interest Payment Date, stated maturity date or earlier redemption date falls on a Saturday, a Sunday, or a day on which banking institutions are authorized by law to close, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding day not a Saturday, a Sunday or a day on which banking institutions are authorized by law to close, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be.

     All payments made in respect of the Notes are to be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     (3) Paying Agent and Registrar. Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar with respect to the Notes (the "Registrar"). The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

     (4) Indenture; Limitations. The Company issued the Notes under an Indenture dated as of January 12, 1999, as supplemented by the Second Supplemental Indenture dated October 1, 2002 (collectively, the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is made to the Indenture and the Trust Indenture Act for a full, complete and detailed statement of the purposes for which the Notes are issued, the terms on which the Notes are issued and the terms, provisions and conditions governing payment of the Notes and the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Trustee, the Paying Agent, the Registrar, the authenticating agent, Holders and the Company. The Holder of this Note, by acceptance of this Note, is deemed to have agreed and consented to the terms and provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms.

     The Notes are general unsecured obligations of the Company. This Note is not secured by any collateral, including assets of the Company or any of its Subsidiaries. The Second Supplemental Indenture establishes the original aggregate principal amount of the Notes at $350,000,000, all of which were issued by the Company on the Issue Date indicated on the face of this Note, and this

Note shall represent the aggregate principal amount of such outstanding Notes from time to time endorsed thereon pursuant to the Indenture. The aggregate principal amount of outstanding Notes represented hereby may from time to time by increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as provided in the Second Supplemental Indenture.

         (5) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole or in part, at any time in accordance with the provisions set forth in the Indenture at a redemption price equal to the greater of 100% of the principal amount of such Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes to be redeemed (not including the portion of any such payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

         (6) Denominations; Transfer; Exchange. (a) The Notes are in registered form without coupons in minimum denominations of $1,000 of principal amount and integral multiples of $1,000 in excess thereof. The transfer or exchange of Notes may be registered and the Notes may be exchanged in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees and/or other governmental charges required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.

         (b) As provided in the Indenture and subject to certain limitations therein set forth, Notes will be issued only in registered form and initially will be represented by one or more Global Notes registered in the name of a nominee of DTC. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, the records maintained by DTC participants. Except for the limited circumstances described in the Indenture, owners of beneficial interests in the Notes will not be entitled to receive definitive Notes in registered, certificated form and will not be considered the Holders thereof.

         (c) The Company will provide for registration of transfers of the Notes through the Registrar, initially the Trustee, subject to the operations and procedures of DTC, Euroclear and Clearstream in effect from time to time, upon receipt of the information regarding the form of transfer and the status of the transferee to be provided on the Assignment Form attached hereto, along with such other opinions of counsel, certifications and/or other information satisfactory to the Company and the Trustee in connection with certain transfers.

         (7) Persons Deemed Owners. A Holder shall be treated as the owner of a Note for all purposes.

         (8) Unclaimed Money. If money for the payment of principal and premium, if any, or interest remains unclaimed for one year, the Trustee or the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the

Company for payment, unless applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         (9) Defeasance and Discharge Prior to Redemption or Maturity. If the Company deposits with the Trustee, in trust, money, U.S. Government Obligations and/or Eligible Obligations or any combination of the foregoing which through the payment of interest thereof and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the then outstanding principal of, interest, if any, and premium, if any, on the Notes (and any other Debt Securities of the same series) to redemption or maturity, and complies with certain other provisions of the Indenture relating thereto, (i) the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes and (ii) certain provisions set forth in the Indenture will no longer be in effect with respect to the Notes. In addition, the Company can obtain a Discharge (as defined in the Indenture) with respect to all the Debt Securities of a series by depositing with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debt Securities of that series, provided that all of the Debt Securities of that series are by their terms to become due and payable within one year or are to be called for redemption within one year.

         (10) Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to Section 13 hereof, any existing default or Event of Default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding; provided, however, that no supplemental indenture may, without the consent of the Holders of all Debt Securities of that series then outstanding
(i) change the fixed maturity (which term for these purposes does not include payments due pursuant to any sinking, purchase or analogous fund) of those Debt Securities, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon, reduce any premium payable upon the redemption thereof or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date without the consent of the holder of each debt security so affected), or (ii) reduce the percentage of Debt Securities of a series required to approve any such supplemental indenture. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, clarify or cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder in any material respect.

         (11) Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to (a) create, assume, issue, guarantee, or incur any Secured Indebtedness, (b) enter into any Sale and Leaseback Transaction, (c) merge into or consolidate with or convey or transfer its properties substantially as an entirety to any person. Within 120 days after the end of the last fiscal quarter of each year, the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers know of any noncompliance with the terms, provisions, covenants and conditions under the Indenture.

         (12) Successor Persons. When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, as permitted by the Indenture, the predecessor person will be released from those obligations.

         (13) Defaults and Remedies. An Event of Default is: (a) a default in the payment of any installment of interest upon the Notes (or other Debt Securities of the same series), and continuance of such default for 10 days after receipt by the Company of written notice of such default from any Person;
(b) default in the payment of the principal of or premium, if any, on the Notes (or other Debt Securities of the same series), as the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, and continuance of such default for 10 days after receipt by the Company of a written notice of such default from any Person; (c) failure by the Company to observe or perform any other covenants under the Indenture for 90 days after receipt by the Company of a written notice by the Trustee or receipt by the Company and the Trustee of written notice by Holders of at least 25% of the aggregate principal amount of the Notes (or other Debt Securities of the same series) then outstanding; and (d) certain events of bankruptcy, insolvency and reorganization as described in the Indenture.

         If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of such Holders shall, declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes, or take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations under the Indenture, Holders of at least a majority in principal amount of the Notes then outstanding may direct in accordance with the provisions of the Indenture the Trustee in its exercise of any trust or power, including waiver of all past defaults, rescission and annulment of a declaration of acceleration and its consequences and exercise of any right, remedy or power available to the Trustee.

         Prior to any declaration accelerating the maturity of any series of Debt Securities, the Holders of a majority in principal amount of the outstanding Debt Securities of that series may, on behalf of the Holders of all Debt Securities of that series, waive any past default or Event of Default with respect to the Debt Securities of that series except a default (i) in the payment of principal of, premium, if any, or interest, if any, on any Debt Securities of that series or (ii) in regard to a covenant or provision applicable to that series that cannot be modified or amended without the consent of the Holder of each outstanding Debt Security of that series. After the principal of all outstanding Debt Securities of a series such as the Notes has been declared due and payable but before any judgment or decree for the payment of the money has been obtained or entered, the Holders of a majority in principal amount of the outstanding Debt Securities of that series may waive all defaults with respect to all Debt Securities of that series and rescind and annul that declaration if the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of principal, premium, if any, and interest which has become due other than by acceleration, and any and all other Events of Default with respect to that series of Debt Securities have been remedied, cured or waived.

         (14) Trustee Dealings with Company. Except as prohibited by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

         (15) No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on the Notes issued under the Indenture or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any of the Company's obligations, covenants or agreements in the Indenture, or in Notes or because of the creation of any Indebtedness represented thereby, shall be had against any of the Company's incorporators, stockholders, officers, directors or employees or of any successor Person thereof. Each Holder, by accepting Notes issued under the Indenture, waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

         (16) Authentication. This Note shall not be entitled to any right or benefit under the Indenture, or be valid, or become obligatory for any purpose, until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

         (17) Governing Law. The Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

         (18) Additional Rights. In addition to the rights provided to the Holders under the Indenture, the Holders shall have the rights given to them under the Exchange and Registration Rights Agreement referred to above.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Nucor Corporation, 2100 Rexford Road, Charlotte, North Carolina 28211, Attention: Terry S. Lisenby.

                                 ASSIGNMENT FORM

         To assign this Note, fill in the form below:

         I or we assign and transfer this Note to

                  _____________________________________________________
                  (Print or type assignee's name, address and zip code)

                  _____________________________________________________
                  (Insert assignee's Soc. Sec. or Tax I.D. No.)


         and irrevocably appoint ____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


         Date: ___________________             Your Signature: ________________
                                                     (sign exactly as your name
                                                     appears on the other side
                                                     of the Note)

         The Holder understands that the Notes were offered and sold in transactions not involving any public offering in the United States within the meaning of the Securities Act, have not been and will not be registered under the Securities Act or any securities or "Blue Sky" laws of any jurisdiction, and may not be reoffered, resold, pledged or otherwise transferred except (A) as set forth in (i) - (vii) below; and (B) in accordance with all applicable securities and "Blue Sky" laws of the states of the United States and any other applicable jurisdictions.

Check one below

(i)     _____    to a person that the Holder reasonably believes is a qualified institutional buyer that purchases for its own account or the account of another qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act, in a transaction meeting the requirements of Rule 144A,

(ii)    _____    to an institutional investor that is an accredited investor purchasing Notes for its own account, or for the account of another institutional accredited investor, that prior to such transfer, will deliver a certificate to the Trustee in the form attached hereto as Appendix A, and that is not acquiring the Notes with a view to any resale or distribution thereof in violation of the Securities Act,

(iii)   _____    in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act,

(iv)     _____    pursuant to an exemption from registration under the
                  Securities Act provided by Rule 144 thereunder (if available),

(v)      _____    pursuant to another exemption available under the Securities
                  Act,

(vi)     _____    pursuant to an effective registration statement under the
                  Securities Act, or

(vii)    _____    to the Company.


         The Holder acknowledges and agrees that the Company and the Trustee reserve the right, prior to any offer, sale or other transfer of Notes pursuant to clause (ii), (iii), (iv) or (v) above, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. The Holder will, and each subsequent Holder is required to, notify any subsequent purchaser from such Holder of the resale restrictions set forth in (A) and (B) above.

                                                ________________________________
                                                Signature

         Signature Guarantee:

         __________________________________     ________________________________
         (Signature must be guaranteed by a
         member form of the New York Stock
         Exchange or a commercial bank or
         trust company)

         _______________________________________________________________________
              TO BE COMPLETED BY PURCHASER IF (i) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule l44A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ________________________                     ____________________________
                                                    Notice: To be executed by an
                                                    executed officer

                                                                      APPENDIX A

Banc of America Securities LLC
Wachovia Securities, Inc.

As Representatives of the Initial
Purchasers in connection with the Offering
Memorandum referred to below

Nucor Corporation
2100 Rexford Road
Charlotte, North Carolina 28211

Dear Sirs and Mesdames:

         We are delivering this letter in connection with an offering of 4.875% Notes due 2012 (the "notes") of Nucor Corporation (the "Company"), all as described in the confidential offering memorandum (the "offering memorandum") relating to the offering.

         We hereby confirm that:

         (a) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "institutional accredited investor");

         (b) any purchase of the notes by us will be for our own account or for the account of one or more other institutional accredited investors for which we exercise sole investment discretion;

         (c) in the event that we purchase any of the notes, we will acquire notes having a minimum purchase price of $100,000 in aggregate principal amount, in each case for our own account or for any separate account for which we are acting;

         (d) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the notes, and we and any accounts for which we are acting are each able to bear the economic risks of our or their investment;

         (e) we are not acquiring the notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; and

         (f) we have received a copy of the offering memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the notes.

         We understand that the notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any notes, that if in the future we decide to offer, resell, pledge or otherwise transfer such notes, such notes may be offered, resold, pledged or otherwise transferred only (A)(i) to a person that we reasonably believe is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act that purchases for its own account or the account of another qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, in a transaction meeting the requirements of Rule 144A, (ii) to an institutional investor that is an accredited investor purchasing notes for its own account, or for the account of another institutional accredited investor, that prior to such transfer will deliver a certificate to the trustee substantially in the form of this certificate, and that is not acquiring the notes with a view to any resale or distribution thereof in violation of the Securities Act, (iii) in an offshore transaction complying with Rule 904 of Regulation S under the Securities Act,
(iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (v) pursuant to another exemption available under the Securities Act, (vi) pursuant to an effective registration statement under the Securities Act, or (vii) to the Company; and
(B) in accordance with all applicable securities and "Blue Sky" laws of the states of the United States and any other applicable jurisdictions. We will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in (A) and (B) above. We understand that, prior to any transfer referred to in clause (ii), (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee for the notes such certifications, legal opinions and other information as the Company or the trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

         We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                                            Name of Purchaser

Date:___________________________________   By: _________________________________
                                           Name:
                                           Title:
                                           Address:

                                                                       Exhibit B

                          FORM OF EXCHANGE GLOBAL NOTES

                                 [FACE OF NOTES]

Legend to be included in all Global Notes:

         THIS SECURITY IS A GLOBAL DEBT SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE (AS DEFINED BELOW), AND NO TRANSFER OF THIS NOTE (OTHER THAN AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE) MAY BE REGISTERED EXCEPT IN SUCH SPECIFIED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Additional legend to be included in Securities relating to Restricted Holders (as defined in the Registration Agreement contemplated by the Indenture):

         THE NOTES EVIDENCED HEREBY ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES

         ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THE NOTES MAY NOT BE SOLD OR TRANSFERRED TO, AND EACH PURCHASER, BY ITS PURCHASE OF THE NOTES, WILL BE DEEMED TO HAVE REPRESENTED AND COVENANTED THAT IT IS NOT ACQUIRING THE NOTES FOR OR ON BEHALF OF, AND WILL NOT TRANSFER THE NOTES TO, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE, EXCEPT THAT SUCH PURCHASE AND HOLDING OF NOTES FOR OR ON BEHALF OF A PENSION OR WELFARE PLAN SHALL BE PERMITTED TO THE EXTENT THAT PTCE 91-38, PTCE 90-1, PTCE 95-60, PTCE 84-14, PTCE 96-23 OR SOME OTHER STATUTORY OR ADMINISTRATIVE PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PURCHASER. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                Nucor Corporation

                         4.875% Notes due 2012, Series B

         N-1                                               CUSIP _______________

                                                           $_________________
         Issue Date: _____________

         NUCOR CORPORATION, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of ___________________________ ($_______________) on October 1,
2012. The 4.875% Notes due 2012, Series B are herein referred to as the "Notes". These Notes were issued in exchange for a like principal amount of 4.875% Notes due 2012, Series A pursuant to the Registered Exchange Offer.

         Interest Payment Dates: April 1 and October 1, commencing from the last interest payment date through which interest has been paid, prior to issuance of these Notes, on the 4.875% Notes due 2012, Series A.

         Record Dates: March 15 and September 15.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

     Date: _______________________        NUCOR CORPORATION,
                                          as Issuer


                                          ____________________________________
                                          Terry S. Lisenby
                                          Chief Financial Officer, Treasurer and
                                          Executive Vice President



                (Form of Trustee's Certificate of Authentication)

     This 4.875% Notes due 2012, Series B is one of the series of Debt Securities referred to in the within-mentioned Indenture.

     Date: _______________________        THE BANK OF NEW YORK,
                                          as Trustee



                                          By _________________________________
                                                Authorized Signatory

                             [REVERSE SIDE OF NOTE]



                                NUCOR CORPORATION

                         4.875% Notes due 2012, Series B

     (1) Principal and Interest. The Company will pay the principal of this Note on October 1, 2012.


     The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date indicated on the face of this Note (each an "Interest Payment Date"), as set forth below, at the rate per annum shown above.

     Interest will be payable semiannually in arrears on each Interest Payment Date, commencing from the last interest payment date through which interest has been paid, prior to issuance of these Notes, on the 4.875% Notes due 2012, Series A.

     Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 1, 2002; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a regular Record Date as indicated on the face of this Note (each a "Record Date") referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

     The Company shall pay interest on overdue principal and premium and interest on overdue installments of interest, to the extent lawful, upon demand of the Trustee at the rate borne by the Notes.

     (2) Method of Payment. The Company will pay interest (except as provided pursuant to Article Seven of the Indenture with respect to defaulted interest and interest) on the principal amount of the Notes as provided above on each April 1 and October 1 to the Persons who are Holders (as reflected in the Debt Security register at the close of business on the March 15 and September 15 next preceding the applicable Interest Payment Date), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date. On and after the redemption or repurchase of any of the Notes by the Company, interest, if any, shall cease to accrue on the Notes, or portion thereof, subject to redemption or repurchase. With respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent with respect to the Notes (a "Paying Agent") on or after October 1, 2012.

     Principal of and premium, if any, and interest on the Notes initially will be payable, subject with respect to Global Notes to compliance with DTC's customary procedures, by wire transfer of immediately available funds to the accounts specified by the registered Holder of the Notes or, if no account is specified, by mailing a check to each such Holder's registered address. The Notes will be exchangeable and transfers of the Notes will be registrable, subject to the limitations provided in the Indenture (as defined below), at the principal corporate trust office of the Trustee (as defined below) in New York, New York.

     If any Interest Payment Date, stated maturity date or earlier redemption date falls on a Saturday, a Sunday, or a day on which banking institutions are authorized by law to close, then the required payment of principal of and premium, if any, and interest may be made on the next succeeding day not a Saturday, a Sunday or a day on which banking institutions are authorized by law to close, as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that interest payment date, the stated maturity date or earlier redemption date, as the case may be.

     All payments made in respect of the Notes are to be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     (3) Paying Agent and Registrar. Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar with respect to the Notes (the "Registrar"). The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

     (4) Indenture; Limitations. The Company issued the Notes under an Indenture dated as of January 12, 1999, as supplemented by the Second Supplemental Indenture dated October 1, 2002 (collectively, the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is made to the Indenture and the Trust Indenture Act for a full, complete and detailed statement of the purposes for which the Notes are issued, the terms on which the Notes are issued and the terms, provisions and conditions governing payment of the Notes and the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Trustee, the Paying Agent, the Registrar, the authenticating agent, Holders and the Company. The Holder of this Note, by acceptance of this Note, is deemed to have agreed and consented to the terms and provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms.

     The Notes are general unsecured obligations of the Company. This Note is not secured by any collateral, including assets of the Company or any of its Subsidiaries. The Second Supplemental Indenture establishes the original aggregate principal amount of the Notes at $350,000,000, all of which were issued by the Company on the Issue Date indicated on the face of this Note, and this Note shall represent the aggregate principal amount of such outstanding Notes from time to time endorsed thereon pursuant to the Indenture. The aggregate principal amount of outstanding Notes represented hereby may from time to time by increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as provided in the Second Supplemental Indenture.

     (5) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole or in part, at any time in accordance with the provisions set forth in the Indenture at a redemption price equal to the greater of 100% of the principal amount of such Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes to be redeemed (not including the portion of any such payments of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such redemption date), plus, in each case, accrued and unpaid interest thereon to the redemption date.

     (6) Denominations; Transfer; Exchange. (a) The Notes are in registered form without coupons in minimum denominations of $1,000 of principal amount and integral multiples of $1,000 in excess thereof. The transfer or exchange of Notes may be registered and the Notes may be exchanged in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees and/or other governmental charges required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.

     (b) As provided in the Indenture and subject to certain limitations therein set forth, Notes will be issued only in registered form and initially will be represented by one or more Global Notes registered in the name of a nominee of DTC. Beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, the records maintained by DTC participants. Except for the limited circumstances described in the Indenture, owners of beneficial interests in the Notes will not be entitled to receive definitive Notes in registered, certificated form and will not be considered the Holders thereof.

     (c) The Company will provide for registration of transfers of the Notes through the Registrar, initially the Trustee, subject to the operations and procedures of DTC, Euroclear and Clearstream in effect from time to time, upon receipt of the information regarding the form of transfer and the status of the transferee to be provided on the Assignment Form attached hereto, along with such other opinions of counsel, certifications and/or other information satisfactory to the Company and the Trustee in connection with certain transfers involving Restricted Holders (as defined in the Registration Agreement).

     (7) Persons Deemed Owners. A Holder shall be treated as the owner of a Note for all purposes.

     (8) Unclaimed Money. If money for the payment of principal and premium, if any, or interest remains unclaimed for one year, the Trustee or the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     (9) Defeasance and Discharge Prior to Redemption or Maturity. If the Company deposits with the Trustee, in trust, money, U.S. Government Obligations and/or Eligible Obligations or any combination of the foregoing which through the payment of interest thereof and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the then outstanding principal of, interest, if any, and premium, if any, on the Notes (and any other Debt Securities of the same series) to redemption or maturity, and complies with certain other provisions of the Indenture relating thereto, (i) the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Notes and (ii) certain provisions set forth in the Indenture will no longer be in effect with respect to the Notes. In addition, the Company can obtain a Discharge (as defined in the Indenture) with respect to all the Debt Securities of a series by depositing with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Debt Securities of that series, provided that all of the Debt Securities of that series are by their terms to become due and payable within one year or are to be called for redemption within one year.

     (10) Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to Section 13 hereof, any existing default or Event of Default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding; provided, however, that no supplemental indenture may, without the consent of the Holders of all Debt Securities of that series then outstanding
(i) change the fixed maturity (which term for these purposes does not include payments due pursuant to any sinking, purchase or analogous fund) of those Debt Securities, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon, reduce any premium payable upon the redemption thereof or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date without the consent of the holder of each debt security so affected), or (ii) reduce the percentage of Debt Securities of a series required to approve any such supplemental indenture. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, clarify or cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder in any material respect.

     (11) Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to (a) create, assume, issue, guarantee, or incur any Secured Indebtedness, (b) enter into any Sale and Leaseback Transaction, (c) merge into or consolidate with or convey or transfer its properties substantially as an entirety to any person. Within 120 days after the end of the last fiscal quarter of each year, the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers know of any noncompliance with the terms, provisions, covenants and conditions under the Indenture.

     (12) Successor Persons. When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, as permitted by the Indenture, the predecessor person will be released from those obligations.

     (13) Defaults and Remedies. An Event of Default is: (a) a default in the payment of any installment of interest upon the Notes (or other Debt Securities of the same series), and continuance of such default for 10 days after receipt by the Company of written notice of such default from any

Person; (b) default in the payment of the principal of or premium, if any, on the Notes (or other Debt Securities of the same series), as the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, and continuance of such default for 10 days after receipt by the Company of a written notice of such default from any Person; (c) failure by the Company to observe or perform any other covenants under the Indenture for 90 days after receipt by the Company of a written notice by the Trustee or receipt by the Company and the Trustee of written notice by Holders of at least 25% of the aggregate principal amount of the Notes (or other Debt Securities of the same series) then outstanding; and (d) certain events of bankruptcy, insolvency and reorganization as described in the Indenture.

     If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of such Holders shall, declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes, or take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations under the Indenture, Holders of at least a majority in principal amount of the Notes then outstanding may direct in accordance with the provisions of the Indenture the Trustee in its exercise of any trust or power, including waiver of all past defaults, rescission and annulment of a declaration of acceleration and its consequences and exercise of any right, remedy or power available to the Trustee.

     Prior to any declaration accelerating the maturity of any series of Debt Securities, the Holders of a majority in principal amount of the outstanding Debt Securities of that series may, on behalf of the Holders of all Debt Securities of that series, waive any past default or Event of Default with respect to the Debt Securities of that series except a default (i) in the payment of principal of, premium, if any, or interest, if any, on any Debt Securities of that series or (ii) in regard to a covenant or provision applicable to that series that cannot be modified or amended without the consent of the Holder of each outstanding Debt Security of that series. After the principal of all outstanding Debt Securities of a series such as the Notes has been declared due and payable but before any judgment or decree for the payment of the money has been obtained or entered, the Holders of a majority in principal amount of the outstanding Debt Securities of that series may waive all defaults with respect to all Debt Securities of that series and rescind and annul that declaration if the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of principal, premium, if any, and interest which has become due other than by acceleration, and any and all other Events of Default with respect to that series of Debt Securities have been remedied, cured or waived.

     (14) Trustee Dealings with Company. Except as prohibited by the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

     (15) No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on the Notes issued under the Indenture or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any of the Company's obligations, covenants or agreements in the Indenture, or in Notes or because of the creation of any Indebtedness represented thereby, shall be had against any of the Company's incorporators, stockholders, officers, directors or employees or of any successor Person thereof. Each Holder, by accepting Notes issued under the Indenture, waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

     (16) Authentication. This Note shall not be entitled to any right or benefit under the Indenture, or be valid, or become obligatory for any purpose, until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

     (17) Governing Law. The Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

     (18) Additional Rights. In addition to the rights provided to the Holders under the Indenture, the Holders shall have the rights given to them under the Exchange and Registration Rights Agreement referred to above for so long as any such rights shall remain in effect pursuant to such Exchange and Registration Rights Agreement.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Nucor Corporation, 2100 Rexford Road, Charlotte, North Carolina 28211, Attention: Terry S. Lisenby.

                                ASSIGNMENT FORM

     To assign this Note, fill in the form below:

     I or we assign and transfer this Note to

          _____________________________________________________
          (Print or type assignee's name, address and zip code)

          _____________________________________________________
          (Insert assignee's Soc. Sec. or Tax I.D. No.)

     and irrevocably appoint ____________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

     Date: ___________________                Your Signature:___________________
                                                      (sign exactly as your name
                                                       appears on the other side
                                                       of the Note)

     The Holder understands that the Notes relating to this Assignment Form are "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and may not be reoffered, resold, pledged or otherwise transferred except pursuant to (A)(i) an exemption available under the Securities Act, as described below, or (ii) an effective registration statement under the Securities Act and (B) in accordance with all applicable securities and "Blue Sky" laws of the states of the United States and any other applicable jurisdictions.

Description of Transfer:________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     The Holder acknowledges and agrees that the Company and the Trustee reserve the right, prior to any offer, sale or other transfer of Notes pursuant to clause (A)(i) above, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. The Holder will, and each subsequent Holder is required to, notify any subsequent purchaser from such Holder of the resale restrictions set forth in
(A) and (B) above.

                                                ________________________________
                                                Signature

     Signature Guarantee:

     ____________________________________       ________________________________
     (Signature must be guaranteed by
      a member form of the New York Stock
      Exchange or a commercial bank or
      trust company)